                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (date or earliest event reported): September 15, 2004

                          USAA AUTO OWNER TRUST 2004-2
             (Exact name of registrant as specified in its charter)

          STATE                   COMMISSION FILE NO.:      IRS EMPLOYEE I.D.:
(or other jurisdiction of
     incorporation):
         Delaware                     333-112241-02                 N/A

                                One Rodney Square
                             920 King St., 1st Floor
                           Wilmington, Delaware 19801
                          Telephone No.: (302) 888-7536

                  Registrant's telephone number: (210) 498-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. - OTHER EVENTS

On September 15, 2004, the USAA Auto Owner Trust 2004-2 made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer (the "Bank"), and JP Morgan Chase Bank of New York, as Indenture Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.6 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

20. Certificateholder Report, dated September 15, 2004, delivered pursuant to
Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        USAA FEDERAL SAVINGS BANK


                                        /s/ MICHAEL J. BROKER
                                        ----------------------------------------
                                        By: Michael J. Broker
                                        Title: Vice President - Banking Counsel

Date: September 15, 2004

                                INDEX TO EXHIBITS

Exhibit   Description
-------   -----------
   20     Certificateholder Report, dated September 15, 2004, delivered pursuant to Section 4.10 of the Sale and Servicing Agreement, dated as of July
          1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.